Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey W. Taylor, certify that:

1.    I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K of Ares Real Estate Income Trust Inc. (the “registrant”); and

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

March 16, 2022	/s/ JEFFREY W. TAYLOR
Jeffrey W. Taylor Managing Director, Co-President (Principal Executive Officer)